Exhibit 10.1

Subscription Agreement

Inpixon

2479 E. Bayshore Road

Suite 195

Palo Alto, CA 94303

Ladies and Gentlemen:

The undersigned service provider (the “Service Provider”) hereby confirms and agrees with Inpixon, a Nevada corporation (the “Company”), as follows:

1.       Subject to the terms and conditions hereof, the Service Provider will accept from the Company and the Company will issue and sell to the Service Provider such number of shares of common stock (the “Shares”), par value $0.001 per share (the “Common Stock”), as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $1.09 per Share.

2.       The closing shall occur at such time and place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Service Provider and the Company, subject to the satisfaction of certain closing conditions set forth herein. The hour and date of delivery and payment for the Shares is called the “Closing Date.”

3.       The offering and sale of the Shares (the “Offering”) is being made pursuant to a registration statement on Form S-3 (Registration File No. File No. 333-223960) (the "Registration Statement"), under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on June 5, 2018; and the prospectus included therein and the related prospectus supplement (such prospectus, as supplemented by such prospectus supplement, the “Prospectus” ) dated April 13, 2020 containing certain information regarding the Shares and terms of the Offering that has been delivered to the Service Provider on or prior to the date hereof. The Prospectus, together with the documents incorporated by reference therein, is also referred to herein as the “General Disclosure Package.”

4.       On the Closing Date, the Company shall deliver irrevocable instructions (the “Irrevocable Instructions”) to Computershare Trust Company, N.A. (the “Transfer Agent”) authorizing the issuance of the Shares (subject to proportionate adjustment for any stock split or combination or similar recapitalization event) (the “Closing Shares”) on the Closing Date, via the Depository Trust Company’s (“DTC”) Deposit or Withdrawal at Custodian system in accordance with the DTC instructions set forth therein.

5.       The Company’s obligation to issue the Shares to the Service Provider shall be subject to (a) the Service Provider’s agreement that the Shares will be issued in satisfaction of an aggregate of $200,000 due to the Service Provider from the Company for the payment of services provided and (b) the accuracy of the representations and warranties made by the Service Provider herein and the fulfillment of those undertakings herein of the Service Provider to be fulfilled prior to the Closing Date.

6.       The Service Provider represents that (a) it has had full access to the General Disclosure Package prior to or in connection with its receipt of this Subscription Agreement and is relying only on such information and documents in making its decision to purchase the Shares, and (b) it is acquiring the Shares for its own account, or an account over which it has investment discretion, and (c) it is not aware of any material nonpublic information concerning the Company or any of its securities (including the Stock) and is entering into this Agreement in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1.

7.       The Service Provider and the Company each has the requisite power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.

8.       Neither the Company nor the Service Provider are making any other representations or warranties beyond those included herein.

9.     This Subscription Agreement will be binding and irrevocable upon execution by the Service Provider; provided that the Shares are issued in accordance with the terms hereof.

10.     All covenants, agreements, representations and warranties herein will survive the execution of this Subscription Agreement and the delivery of the Shares.

11.     On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Service Provider the following:

(i)       this Subscription Agreement duly executed by the Company;

(ii)      the Prospectus (which may be delivered in accordance with Rule 172 under the Securities Act);

(iii)     the Shares; and

(iv)     the Irrevocable Instructions.

12.       All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed e-mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The address for such notices and communications shall be as follows:

If to the Company, to:

Inpixon

2479 E. Bayshore Road

Suite 195

Palo Alto, CA 94303

Attn: Nadir Ali, CEO

Email: notices@inpixon.com

If to the Service Provider, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing

13.       The Company acknowledges that the only material, non-public information relating to the Company or its subsidiaries that the Company, its employees or agents has provided to the Service Provider in connection with the Offering prior to the date hereof is the existence of the Offering. The Service Provider shall not at any time attempt to exercise any influence over how, when or whether to exercise the Rights pursuant to this Agreement.

14.       This Subscription Agreement may be terminated by the Service Provider, as to Service Provider’s obligations hereunder only and without effect whatsoever on the obligations of the Company, by notice to the Company, if a closing has not occurred and the Shares or irrevocable instructions to the Transfer Agent authorizing the issuance of the Shares have not been delivered to the Service Provider by the close of trading on the Nasdaq Stock Market on the Closing Date; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party.

15.       This Subscription Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Service Provider. This Subscription Agreement will be governed by the internal laws of the State of New York, without giving effect to the principles of conflicts of law. This Subscription Agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and signatures may be delivered by facsimile or by e-mail delivery of a “.pdf” format data file. Notwithstanding the foregoing, this Agreement, may not be amended, modified or terminated except with a written instrument signed by the Service Provider and the Company and the Service Provider will be required to restate and reaffirm, as of the date of such amendment or modification, each of the representations and warranties contained in Section 7 of this Agreement.

[signature page follows]

SIGNATURE PAGE

Number of Shares	183,486

Purchase Price Per Share:	$1.09

Aggregate Purchase Price:	$200,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: April 13, 2020

MITCHELL SILBERBERG & KNUPP LLP

By:	/s/ Nimish Patel

Print Name:	Nimish Patel

Title:	Partner

Taxpayer Identification Number:	*

Address: 2049 Century Park East, 18th Floor

  Los Angeles, CA 90067

DWAC Instructions for Shares:

Name of DTC Participant: (broker-dealer at which the account or accounts to be credited with the Shares are maintained)	*
DTC Participant Number:	*
Account Name:	*
Account Number:	*
Person to contact to initiate DWAC at closing:
Name:	*
Tel:	*
Email:	*

SUBSCRIPTION AGREEMENT

Agreed and accepted April 13, 2020

Inpixon

By:	/s/ Nadir Ali
Name: Nadir Ali
Title: Chief Executive Officer